                                                               November 1, 2002

 [Photo]



Dear Shareholder:

                                 IMPORTANT NEWS

   On October 25, 2002, the board of directors of The Zweig Total Return Fund, Inc. announced my wish to relinquish my role as chairman of the board and officer of the Fund as of November 30. However, Zweig Consulting Group and I will continue to provide sub-advisory services, including asset allocation advice to the Fund, and I will continue to write the quarterly letter.

   Philip R. McLoughlin, former chief executive officer of Phoenix Investment Partners, Ltd., will become chairman of the Fund effective November 30. Mr. McLoughlin serves on the boards of over 40 funds advised by affiliates of Phoenix Investment Partners, which acquired the Zweig closed-end funds in 1999.

   I've been working closely with Phil McLoughlin and Phoenix for close to four years. I feel it is now time to turn the administration of the Fund to Phil McLoughlin's capable leadership, especially since I prefer to concentrate on market and economic analysis, and on the asset allocation of the Fund, which I will continue to do, just as I have for the past 14 years.

   The Zweig Total Return Fund's net asset value decreased 0.64% during the quarter ended September 30, 2002, including $0.151 in reinvested distributions.

   For the nine months ended September 30, 2002, the Fund's net asset value declined 4.41%, including $0.473 in reinvested distributions. The Fund's average overall exposure during the period was 81%.

                             DISTRIBUTION DECLARED

   In accordance with our policy of distributing 10% of net assets per year, which equals 0.83% per month (10% divided by 12 months), the Fund announced a distribution of $0.049 per share payable on November 25, 2002 to shareholders of record on November 12, 2002. The amount of the distribution depends on the exact net asset value at the time of declaration. For the November distribution, 0.83% of the Fund's net asset value was equivalent to $0.049 per share. Including this distribution, the Fund's payout since its inception is now $11.987.

                                 MARKET OUTLOOK

   Our bond exposure on September 30, 2002 was 66% compared with 48% on June 30, 2002. Normally, if we were fully invested, we would be at 62.5% in bonds and 37.5% in stocks. However, because of the market's strength during the quarter, we slightly exceeded the 62.5% norm in large part due to appreciation.

   Following the trend that was prevalent most of the year, U.S. Treasury bond yields fell consistently throughout the quarter. (The prices of Treasury bonds move in the opposite direction from yields.) Ten-year bond yields stood at about 3.6% at the end of the third quarter, down from 4.8% at the end of the second quarter and 5.0% at the beginning of the year.

   While there was speculation that the Fed might raise rates during the third quarter, it did not, which was bullish for bonds. Additionally, the uncertainty about the economic recovery provided a boost for the bond market. In this regard, the Institute for Supply Management's Purchasing Managers' Index showed a downtrend in the third quarter, falling from 56.36 to 49.54. Consequently, our bond model was bullish for most of the third quarter.

   Our equity exposure on September 30 was 27% compared with 29% on June 30. At that figure, we were at approximately 72% of a full position (27% divided by 37.5%).

   The third quarter was dismal for stocks. Following a drop of 17.9%, the sharpest decline since the fourth quarter of 1987, the Dow Jones Industrial Average closed at a four-year low./1/ The S&P 500 Index was down 17.3% for the quarter, while the Nasdaq Composite Index fell 19.9%./2/ For the first nine months of 2002, the Dow was off 24%; the S&P 500 Index, 28%; and the Nasdaq, 40%.

   The fact that investors lost confidence in the integrity of the market was a big factor in the weakness. The accounting scandals and the frauds at Enron and other companies shocked people. Almost every day another company was fingered, and executives marched off in handcuffs. Who would have thought that Arthur Andersen, one of the biggest accounting firms, would be disgraced and put out of business? There had been a perception by the public at large--but not by me--that the announced earnings were reasonably accurate. Now, with good reason, there is skepticism about reports of stock option calculations, pro forma and operating earnings, write-offs and assorted accounting gimmicks. In this vein, one large technology company recently reported the sixteenth consecutive quarter in which it had non-recurring charges, which, apparently, keep recurring.
--------
/1/ The Dow Jones Industrial Average is a commonly used measure of stock market total-return performance.
/2/ The Nasdaq Composite Index is a commonly used measure of technology-oriented stock total-return performance.
    The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

   It is significant that a record $51.1 billion was redeemed from stock mutual funds in the third quarter through September 20, including $40.1 billion in July alone. Sometimes, in the short run, when redemptions are very heavy, it reflects a panic and a market bottom. The trouble is you don't know when the redemptions will end.

   For the first time since 1988-89, the industry is experiencing net redemptions on a rolling 12-month basis. I went back historically and found that when we had net redemptions on a smoothed out basis--not just for a single month--the market had gone down 2.2% a year. When we have had net sales, the market has gone up 12% a year.

   If the redemptions stop suddenly, that's fine. It means the panic is over. If the redemptions continue, it does not bode well for the market. We went through such a period from 1971 to 1981. During that time, except for a few months near the 1974 market bottom, we were constantly in net redemptions. Basically, the market had two really big bear markets in that span and wound up flat. But, if you adjust the figures for inflation, it was a huge meltdown.

   So, it isn't great if we continue to see net redemptions, which is a possibility. The public's confidence has been wrecked by the previously mentioned scandals and the economic losses suffered by investors. On average, all the money invested in U.S. equities since 1990 is under water. That's because people invested a lot more money near the top than near the bottom.

   Net direct foreign equity investments in the U.S. dipped to $8.6 billion in the second quarter, the lowest figure since 1995. It brought the six-month figure to $19.6 billion, well below the pace that resulted in $108 billion in 2001 and $246 billion in 2000. These numbers are interesting because foreigners tend to be wrong on our markets. They are more remote, come in late, stay too long and, on average, buy and sell at the wrong times.

   Let's examine the last 14 bear markets through 1942, which is as far back as I have foreign investment data. In 11 of these markets, the foreigners were net sellers at or near market bottoms. Only three times were they buyers. While the latest figures show a decline in foreign buying, they have never bought this much at a market bottom relative to market capitalization or gross domestic product. That's why I think this indicator is still not in good shape.

   Another indicator I watch is margin debt, which fell to $132.8 billion in August, down 2.47% from July and the lowest monthly total since October 1998. Since the end of 2001, margin debt is down 11.73%. That's the good news. The other good news is that there is less margin debt now than there is cash in credit balances at brokerage firms. The really bad news occurs when we look at the last 17 bear markets to see how margin debt stacked up next to market capitalization at or near those bottoms. And, the number we have today is worse than at any bear market bottom except one back in 1932. At that time, margin was not regulated and used far more liberally. It is also the second worse if you take margin debt relative to GDP. The only one worse would be the 1998 bottom and that was during the bubble period. Even the 1932 figure is better than today's. So, margin debt has to come down further if it is to mark a good market bottom.

   Some analysts have said that the estimated $900 billion increase in housing-related wealth so far this year, the largest spurt in 13 years, could bring money into the stock market, but I see it as somewhat of a negative. In fact, I have heard of people selling stock to buy houses, which they see as a more tangible asset. Many of those financing are spending the extra money to refurbish their homes, buying furniture, cars, and other products. That can help the economy in the short run, but it is very dangerous because the equity percentage of homebuyers is now the lowest it has been in the post-war period.

   There is more leverage involved in home ownership than we have seen in the last 50 or 60 years. That is not sustainable in the long run. At some point, everyone will have refinanced and that's the end of the ball game. Despite the slump in the economy and the devastating drop in the stock market, housing prices have climbed to levels indicating a possible bubble. If the bubble breaks and prices come down, many people will see the equity in their homes wiped out. That's why I see a lot of risk in the housing market right now.

   I am not very excited by the recent news that S&P expects dividends in its 500 Index to rise at least 2% this year after declines of 2.5% in 2001 and 3.3% in 2000, the first back-to-back declines since 1970-71. The dividend yields are ridiculously low, especially in the S&P. Recently, they were running not much over 2%. That compares with dividend yields in excess of 6% during the 1974 and 1982 market bottoms.

   Some people argue that companies are better off buying in their stock than paying dividends. Companies that did that wasted an awful lot of money buying in their stock at high prices. I have no problem with companies buying in stock after it gets mangled. However, paying 1999, 2000, and 2001 prices to buy stock is crazy. The stockholders would be better off receiving dividends even with the double taxation. Double taxation is a big argument against paying dividends but a great deal of money in the market is not double-taxed if it is in 401(k)s, Keoghs, IRAs, and pension plans. With dividends so low, the 2% increase doesn't even register. We have a long way to go on that one.

   We also have a long way to go on comments from investment advisors who are still 51% bullish (on a 10-week smoothed basis). That compares with only 36% bullish at the bear market bottoms in the last 40 years or so. The same holds true for Wall Street strategists. In general, they are very optimistic and, historically, more pessimism would be a plus.

   I don't think we will see a significant improvement in market sentiment until we wash out the excesses of the bubble. Remember, the bubble wasn't just Internet stocks. It also included stocks in general and consumer and corporate debt. We have over-indulged. Now we have debt hangover, an over-capacity hangover, and the problem of low labor costs from around the world with relatively free trade. In effect, we are importing deflation. When you couple that with excessive debt, it is a tough situation that I am really worried about.

   Among other market factors, pessimism is at a level you might see halfway down in a bear market. The Fed has loosened, cutting 11 times, and the money supply is growing. The flip side is that corporations have a much tougher time getting financing through the junk bond market, and many can't get it by stock offerings. Accounting scandals are a major reason why the capital markets have dried up. Banks and accounting firms have become more conservative in the way they structure deals.

   Since these financial concerns somewhat offset the Fed actions, my monetary model is bullish on the surface but I'm not sure how deep the reading is. My sentiment indicators are also bullish on the surface, but when you are this far into a major bear market, they should be better. We had a tremendous sell-off in the last two quarters. Snapping back like a rubber band pulled back and released, we had a pretty big rally in mid-October as of this writing. I don't know whether it is the start of a major rally. If I were sure, we would be fully invested. Meanwhile, I would describe my present market posture as cautious.

                             PORTFOLIO COMPOSITION

   In accordance with our investment policy guidelines, all of our bonds are U.S. Government and Agency obligations. The portfolio's average duration (a measure of sensitivity to interest rates) was 6.0 years on September 30. This compares with 4.0 years on June 30. Since these bonds are highly liquid, they provide the flexibility to respond quickly to market conditions.

   Our leading equity groups at the end of the third quarter included financial services, health care, consumer products and services, technology, media, and energy. With the exception of media, where we added new names and increased positions in previously held companies, all of the above groups appeared in our June 30 listing. In retailing, which was in our previous listing, we sold out some positions and trimmed others. We added to our holdings in health care and consumer products and services and decreased our positions in the energy area.

   Some of our largest individual holdings include Bank of America, Microsoft, Wells Fargo, Johnson & Johnson, General Electric, Pfizer, Procter & Gamble, UnitedHealth Group, IBM, and Wal-Mart. New to this listing are UnitedHealth Group and IBM, where we added to our positions. No longer in this listing are Citigroup, in which we trimmed our holdings, and Pepsi, which declined in value.

                Sincerely,

                                                    [GRAPHIC]


                /s/  Martin E. Zweig
                Martin E. Zweig, Ph.D.
                Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF NET ASSETS

                              September 30, 2002
                                  (Unaudited)

                                                  Number of
                                                   Shares       Value
                                                  ---------  ------------
       COMMON STOCKS                       26.81%
       AEROSPACE & AIR TRANSPORT            0.92%
          Boeing Co...........................     53,500    $  1,825,955
          Northrop Grumman Corp...............      7,500         930,300
          Raytheon Co.........................     24,000         703,200
          United Technologies Corp............     26,900       1,519,581
                                                             ------------
                                                                4,979,036
                                                             ------------
       BUILDING & FOREST PRODUCTS           0.47%
          International Paper Co..............     25,300         844,767
          Masco Corp..........................     46,000         899,300
          Smurfit-Stone Container Corp........     64,000(a)      804,480
                                                             ------------
                                                                2,548,547
                                                             ------------
       CHEMICALS                            0.20%
          E. I. du Pont de Nemours & Co.......     30,100       1,085,707
                                                             ------------
       COMMERCIAL SERVICES                  0.44%
          Cendant Corp........................     80,000(a)      860,800
          First Data Corp.....................     53,800       1,503,710
                                                             ------------
                                                                2,364,510
                                                             ------------
       CONSUMER PRODUCTS & SERVICES         2.85%
          Anheuser-Busch Cos., Inc............     53,500       2,707,100
          Avon Products, Inc..................     16,000         737,600
          Black & Decker Corp.................     22,200         930,846
          Coca-Cola Co........................     48,000       2,302,080
          Kimberly-Clark Corp.................     38,000       2,152,320
          PepsiCo, Inc........................     63,800       2,357,410
          Procter & Gamble Co.................     36,500       3,262,370
          Unilever NV, ADR....................     15,000         891,750
                                                             ------------
                                                               15,341,476
                                                             ------------
       FINANCE -- FINANCIAL SERVICES        4.95%
          Allstate Corp.......................     53,500       1,901,925
          American Express Co.................     30,600         954,108
          American International Group, Inc...     40,900       2,237,230
          Bank of America Corp................     66,300       4,229,940
          Citigroup, Inc......................     93,200       2,763,380

                       See notes to financial statements

                                                        Number of
                                                         Shares        Value
                                                        ---------   ------------
FINANCE -- FINANCIAL SERVICES (CONTINUED)
   Fannie Mae.......................................      37,900    $  2,256,566
   Freddie Mac......................................      37,800       2,113,020
   Household International, Inc.....................      22,900         648,299
   John Hancock Financial Services, Inc.............      30,000         834,000
   Lehman Brothers Holdings, Inc....................      32,000       1,569,600
   Merrill Lynch & Co., Inc.........................      24,000         790,800
   Morgan Stanley...................................      32,100       1,087,548
   Washington Mutual, Inc...........................      45,000       1,416,150
   Wells Fargo & Co.................................      80,800       3,891,328
                                                                    ------------
                                                                      26,693,894
                                                                    ------------
FOOD, BEVERAGES, TOBACCO                          0.37%
   Kraft Foods, Inc., Class A.......................      55,500       2,023,530
                                                                    ------------
HEALTH CARE                                       4.49%
   AmerisourceBergen Corp...........................      21,800       1,556,956
   Amgen, Inc.......................................      35,000(a)    1,459,500
   Cardinal Health, Inc.............................      22,100       1,374,620
   Eli Lilly & Co...................................      16,000         885,440
   Forest Laboratories, Inc.........................      18,000(a)    1,476,180
   Johnson & Johnson................................      64,900       3,509,792
   MedImmune, Inc...................................      23,900(a)      499,988
   Medtronic, Inc...................................      22,500         947,700
   Pfizer, Inc......................................     113,400       3,290,868
   St. Jude Medical, Inc............................      22,500         803,250
   Tenet Healthcare Corp............................      60,500(a)    2,994,750
   Triad Hospitals, Inc.............................      30,000       1,138,500
   UnitedHealth Group, Inc..........................      38,000       3,314,360
   Wyeth............................................      30,000         954,000
                                                                    ------------
                                                                      24,205,904
                                                                    ------------
INVESTMENT COMPANIES                              2.09%
   S&P 500 Index Fund...............................     137,500      11,246,125
                                                                    ------------
MANUFACTURING                                     1.14%
   General Electric Co..............................     139,700       3,443,605
   Pitney Bowes, Inc................................      35,200       1,073,248
   SPX Corp.........................................      16,200       1,634,580
                                                                    ------------
                                                                       6,151,433
                                                                    ------------
MEDIA                                             1.71%
   AOL Time Warner, Inc.............................      70,500(a)      824,850
   Clear Channel Communications, Inc................      32,000(a)    1,112,000
   Comcast Corp., Class A...........................      31,100(a)      648,746
   Gannett Co., Inc.................................      30,000       2,165,400

                       See notes to financial statements

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
  MEDIA (CONTINUED)
     McGraw-Hill Cos., Inc........................      22,600    $  1,383,572
     Tribune Co...................................      30,000       1,254,300
     Viacom, Inc, Class B.........................      22,500         912,375
     Walt Disney Co...............................      59,500         900,830
                                                                  ------------
                                                                     9,202,073
                                                                  ------------
  METALS -- NONFERROUS                          0.17%
     Barrick Gold Corp............................      59,500         925,225
                                                                  ------------
  OIL & OIL-GAS DRILLING                        1.42%
     Anadarko Petroleum Corp......................      24,000       1,068,960
     ChevronTexaco Corp...........................      16,100       1,114,925
     ConocoPhillips...............................      16,000         739,840
     Exxon Mobil Corp.............................      71,700       2,287,230
     Occidental Petroleum Corp....................      46,000       1,305,480
     Talisman Energy, Inc.........................      28,800       1,154,880
                                                                  ------------
                                                                     7,671,315
                                                                  ------------
  RESTAURANTS                                   0.22%
     McDonald's Corp..............................      30,800         543,928
     Wendy's International, Inc...................      18,700         619,157
                                                                  ------------
                                                                     1,163,085
                                                                  ------------
  RETAILING                                     1.18%
     CVS Corp.....................................      30,000         760,500
     Kroger Co....................................      30,000         423,000
     Lowe's Cos., Inc.............................      44,100       1,825,740
     Reebok International Ltd.....................      30,700(a)      769,035
     Wal-Mart Stores, Inc.........................      52,000       2,560,480
                                                                  ------------
                                                                     6,338,755
                                                                  ------------
  TECHNOLOGY                                    2.92%
     Agilent Technologies, Inc....................      37,500(a)      489,750
     Applied Materials, Inc.......................      57,200(a)      660,660
     Cisco Systems, Inc...........................     126,800(a)    1,328,864
     Dell Computer Corp...........................      76,900(a)    1,807,919
     EMC Corp.....................................      38,700(a)      176,859
     Hewlett-Packard Co...........................      40,000         466,800
     Intel Corp...................................     130,600       1,814,034
     International Business Machines Corp.........      39,000       2,277,210
     Micron Technology, Inc.......................      32,000(a)      395,840
     Microsoft Corp...............................      93,800(a)    4,102,812
     Motorola, Inc................................      40,200         409,236
     Nokia Corp., ADR.............................      31,800         421,350

                       See notes to financial statements

                                                                  Number of
                                                                   Shares         Value
                                                               ------------    ------------
TECHNOLOGY (CONTINUED)
   Oracle Corp.............................................         79,700 (a) $    626,442
   Siebel Systems, Inc.....................................         31,800 (a)      182,850
   Sun Microsystems, Inc...................................         39,700 (a)      102,823
   Texas Instruments, Inc..................................          32,000         472,640
                                                                               ------------
                                                                                 15,736,089
                                                                               ------------
TELECOMMUNICATIONS                                     0.74%
   AT&T Corp...............................................         125,900       1,512,059
   BellSouth Corp..........................................          46,700         857,412
   CenturyTel, Inc.........................................          30,000         672,900
   SBC Communications, Inc.................................          46,600         936,660
                                                                               ------------
                                                                                  3,979,031
                                                                               ------------
UTILITIES -- ELECTRIC & GAS                            0.53%
   DTE Energy Co...........................................          15,000         610,500
   Entergy Corp............................................          22,000         915,200
   TXU Corp................................................          31,800       1,326,378
                                                                               ------------
                                                                                  2,852,078
                                                                               ------------
       Total Common Stocks.............................................         144,507,813
                                                                               ------------

                                                                  Principal
                                                                   Amount         Value
                                                               ------------    ------------
UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS       66.28%
   FHLMC, 6.875%, 1/15/05..................................    $ 70,500,000      77,826,853
   FHLMC, 5.125%, 10/15/08.................................      38,100,000      41,407,766
   United States Treasury Notes, 6.00%, 8/15/09............      21,900,000      25,649,521
   United States Treasury Notes, 5.00%, 8/15/11............     153,300,000     170,300,817
   United States Treasury Bonds, 10.75%, 5/15/03...........      15,000,000      15,864,270
   United States Treasury Bonds, 6.375%, 8/15/27...........      21,500,000      26,305,594
                                                                               ------------
       Total United States Government and Agency
         Obligations...................................                         357,354,821
                                                                               ------------
SHORT-TERM INVESTMENTS                                 6.21%
   Deluxe Corp., 1.98%, 10/01/02...........................       7,500,000       7,500,000
   UBS Financial Corp., 1.97%, 10/01/02....................      26,000,000      26,000,000
                                                                               ------------
       Total Short-Term Investments....................................          33,500,000
                                                                               ------------
       Total Investments -- 99.30%.....................................         535,362,634
       Cash and Other Assets Less Liabilities -- 0.70%.................           3,792,271
                                                                               ------------
       Net Assets (Equivalent to $5.89 per share based on 91,553,201
         shares of capital stock outstanding) -- 100%..................        $539,154,905
                                                                               ============

--------
   (a) Non-income producing security.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              September 30, 2002
                                  (Unaudited)


                                                                                     Net Asset Value
                                                              Total Net Assets         per share+
                                                         --------------------------  --------------
Beginning of period: December 31, 2001..................               $601,654,941          $ 6.63
   Net investment income................................ $ 10,467,455                $ 0.11
   Net realized and unrealized loss on investments......  (35,064,370)                (0.38)
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains......................................  (15,459,347)                (0.17)
   Tax return of capital................................  (27,662,567)                (0.30)
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................    5,218,793                    --
                                                         ------------                ------
   Net decrease in net assets/net asset value...........                (62,500,036)          (0.74)
                                                                       ------------          ------
End of period: September 30, 2002.......................               $539,154,905          $ 5.89
                                                                       ============          ======

--------
+ Per share data is being calculated using the average share method.

--------------------------------------------------------------------------------
                                KEY INFORMATION
1-800-272-2700 Zweig Shareholder Relations:
               For general information and literature

1-800-272-2700 The Zweig Total Return Fund Hot Line:
               For updates on net asset value, share price, major industry groups and other key information
                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Philip R. McLoughlin
Vice Chairman

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010


Legal Counsel
Katten, Muchin, Zavis & Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1376                                                              3206-3Q-02

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      September 30, 2002


                                    [GRAPHIC]